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[NEW ENGLAND FINANCIAL LOGO]                                                                                         Exhibit (5)(iv)
      P.O. BOX 642
      BOSTON, MA 02116-0642

APPLICATION TO NEW ENGLAND LIFE INSURANCE COMPANY                                                              For Company Use Only
(NELICO), BOSTON, MASSACHUSETTS FOR A VARIABLE ANNUITY                                                        No.__________________
====================================================================================================================================
1.    ANNUITANT

_________________________________________________                     Social Security No.  [ ][ ][ ] [ ][ ] [ ][ ][ ][ ]
Name (Print as it should appear in contract)
                                                                      Date of Birth    [ ][ ] [ ][ ] [ ][ ]
_________________________________________________                                       month  day    year
Street Address

_________________________________________________                     Sex     [ ] Male     [ ] Female
City                   State                 Zip

====================================================================================================================================

2.    OWNER                               [ ] INDIVIDUAL                  [ ] TRUST/CORPORATION                    [ ] JOINT OWNERS
     (If different from annuitant)                                        (please complete the Trustee Certification)

A.                                                                    B. (Co-Owner)

_________________________________________________________________     ______________________________________________________________
First                      Middle                     Last            First                  Middle                       Last

_________________________________________________________________     ______________________________________________________________
Street Address                                                        Street Address

_________________________________________________________________     ______________________________________________________________
City                                State                 Zip         City                              State                 Zip

Social Security/T.I.N.  [ ][ ][ ] [ ][ ] [ ][ ][ ][ ]                 Social Security/T.I.N.  [ ][ ][ ] [ ][ ] [ ][ ][ ][ ]

Date of Birth/  [ ][ ] [ ][ ] [ ][ ]      Sex   [ ] Male              Date of Birth  [ ][ ] [ ][ ] [ ][ ]      Sex  [ ] Male
Date of Trust   month   day    year             [ ] Female                            month  day    year            [ ] Female

====================================================================================================================================

3.    BENEFICIARY (For a Trust, Trustee is Beneficiary)               4.    CONTINGENT ANNUITANT

PRIMARY            Spouse of  [ ] 2a  [ ] 2b  [ ]NA                   If jointly owned and neither Owner is the Annuitant, indicate which Owner is to be the Contingent Annuitant.
                                                                                            [ ] 2a     [ ] 2b
_____________________________  [ ][ ][ ] [ ][ ] [ ][ ][ ][ ]
Name                                    Social Security

_____________________________  [ ][ ][ ] [ ][ ] [ ][ ][ ][ ]          If individually owned and the Owner and Annuitant are
Name                                    Social Security               different, the Owner is the Contingent Annuitant.

SECONDARY          Spouse of  [ ] 2a  [ ] 2b  [ ] NA

_____________________________  [ ][ ][ ] [ ][ ] [ ][ ][ ][ ]
Name                                    Social Security

====================================================================================================================================

5.    TYPE OF CONTRACT
      [ ] IRA                    [ ] Roth IRA             [ ] SEP IRA             [ ] 457/Deferred Compensation
      [ ] IRA Rollover           [ ] SIMPLE IRA           [ ] TSA (403b)
      [ ] Qualified Plan (type_________________)          [ ] Non-Qualified       [ ] Other______________________________________

====================================================================================================================================

6.     PURCHASE PAYMENT(S)                                                    b)   Automatic Payment Plan
                                                                                    Please withdraw $____________________________
Initial Payment of $_________ or Transfer Amount of $__________
Apply toward tax year ____________
                                                                                    If new, please complete MSA or ACH
a)  Bill $ ______________________________                                           application from prospectus. Otherwise,
                                                                                    indicate MSA or ACH number.

[ ] Monthly      [ ] Quarterly      [ ] Semi-Annually      [ ]  Annually            ____________________________________________

====================================================================================================================================

7.     BILLING If established, please indicate Group ID Number  [ ][ ][ ][ ][ ][ ][ ][ ][ ]

Billing Address ________________________________________________________________________________

====================================================================================================================================
ALL PURCHASE PAYMENTS MUST BE MADE PAYABLE TO NEW ENGLAND FINANCIAL. DO NOT MAKE CHECKS PAYABLE TO THE REGISTERED REPRESENTATIVE OR
LEAVE THE PAYEE BLANK.
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
====================================================================================================================================
8.    ADDITIONAL INFORMATION                                          ADMINISTRATIVE OFFICE USE

_________________________________________________________________     Additions and Amendments

_________________________________________________________________

_________________________________________________________________

_________________________________________________________________

_________________________________________________________________

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================================================================================

9.    MATURITY

Maturity Date will be age 90 if the contract is issued in NY. Otherwise, the Maturity Date will be age 95. The age at Maturity is based on the oldest of the Owner(s) and the Annuitant.

================================================================================

10.      SIGNATURES

NOTICE TO APPLICANT:

FOR FLORIDA RESIDENTS ONLY: Any person who knowingly and with intent to injure, defraud, or deceive any insurer files a statement of claim or an application containing any false, incomplete, or misleading information is guilty of a felony of the third degree.

FOR NEW JERSEY RESIDENTS ONLY: Any person who includes any false or misleading information on an application for an insurance policy is subject to criminal and civil penalties.

FOR ARKANSAS, KENTUCKY, MAINE, LOUISIANA, NEW MEXICO, OHIO, PENNSYLVANIA, AND WASHINGTON, D.C. RESIDENTS ONLY: Any person who knowingly and with intent to defraud any insurance company or other person files an application or submits a claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto, commits a fraudulent insurance act, which is a crime, and subjects such person to criminal and civil penalties.

ANNUITY PAYMENTS OR SURRENDER VALUES, WHEN BASED UPON THE INVESTMENT EXPERIENCE OF A SEPARATE ACCOUNT, ARE VARIABLE AND NOT GUARANTEED AS TO A FIXED DOLLAR AMOUNT.

Responses Completed by Owner

A.  [ ] Yes  [ ] No    WILL THE ANNUITY APPLIED FOR REPLACE ONE OR MORE EXISTING
                       ANNUITY OR LIFE INSURANCE CONTRACTS?
                       (If yes, explain in section 8)

B.  [ ] Yes  [ ] No    DOES THE OWNER OR APPLICANT(S) HAVE ANY EXISTING
                       ANNUITIES OR INSURANCE?

C.  [ ] Yes  [ ] No    DO YOU BELIEVE THAT THIS CONTRACT WILL MEET YOUR
                       FINANCIAL OBJECTIVES?

GENERAL. To the best of my knowledge and belief, the answers recorded are true and complete. My agreement in writing is required to any change made by the Company as to information in the Application.

WHEN THE CONTRACT TAKES EFFECT. The contract will take effect as of the latest of: (a) the date of the Application; (b) the date the first purchase payment and first premium for any riders are paid; and (c) any date of issue that is requested; provided that this Application can be approved by the Company as submitted.

Owner's Social Security or Employer Identification Number: _____________________
[ ] I AM [ ] I AM NOT subject to backup withholding under Section 3406(a)(1)(C) of the Internal Revenue Code. Under penalties of perjury, I certify that the information provided in this section is true, correct, and complete.

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
Signed at __________________________________________  On ______________________  __________________________________________________
                         City, State                         (month/day/year)                      Owner Signature

                                                                                 __________________________________________________
                                                                                                Joint Owner Signature
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Responses completed by Registered Representative

D.  [ ] Yes  [ ] No   DO YOU HAVE REASON TO BELIEVE THAT REPLACEMENT OR CHANGE
                      OF ANY EXISTING INSURANCE OR ANNUITY MAY BE INVOLVED?

E.  [ ] Yes  [ ] No   DOES OWNER (ANNUITANT IF NON-NATURAL PERSON) APPEAR TO BE
                      IN GOOD HEALTH AND MENTALLY COMPETENT?
                      (IF NO, GIVE DETAILS IN SEPARATE MEMO)

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
___________________________________________________  __________________________________  ___________________________________________
Registered Representative Signature                                 Printed                   State License Identification Number

Accepted by the Company at the Administrative Office by ________________________________ Date _________________________________
                                                                Principal Signature                (month/day/year)
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